                                                                    Exhibit 10.1

                       FIRST AMENDMENT TO CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "First Amendment"), dated as of June 30, 2003, is entered into among ACE CASH EXPRESS, INC., a Texas corporation (the "Borrower"), the lenders listed on the signature pages hereof as Lenders (the "Lenders"), WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION, as Administrative Agent and Issuing Bank, JPMORGAN CHASE BANK as Agent, BANK OF AMERICA, N.A., as Syndication Agent, and U.S. BANK NATIONAL ASSOCIATION, as Documentation Agent.

                                   BACKGROUND

         1. The Borrower, certain of the Lenders, the Agent, the Documentation Agent, the Syndication Agent and the Administrative Agent are parties to that certain Credit Agreement, dated as of March 31, 2003, (the "Credit Agreement"). The terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement.

         2.       The Borrower has requested certain amendments to the Credit
Agreement.

         3. The Lenders, the Documentation Agent, the Syndication Agent, the Agent and the Administrative Agent hereby agree to amend the Credit Agreement, subject to the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Lenders, the Documentation Agent, the Syndication Agent, the Agent and the Administrative Agent covenant and agree as follows:

         Section 1. AMENDMENT. Section 6.20 of the Credit Agreement is hereby amended to read as follows:

                  SECTION 6.20. Deposit Accounts and Armored Couriers. Borrower shall not, at any time after August 31, 2003, permit (i) more than 5% of the aggregate amount of Borrower's Cash Holdings and each Subsidiary's Cash Holdings held in deposit accounts to be held in Deposit Accounts maintained by financial institutions with which there is no Letter Agreement and (ii) more than 5% of the aggregate dollar amount of Borrower's Cash Holdings and instruments and each Subsidiary's Cash Holdings and instruments to be transported by armored couriers with which there is no Letter Agreement.

         Section 2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof:

         (a) the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct on and as of the date hereof as made on and as of such date;

         (b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

         (c) (i) the Borrower has full power and authority to execute and deliver this First Amendment, (ii) this First Amendment has been duly executed and delivered by the Borrower, and (iii) this First Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable debtor relief laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

         (d) neither the execution, delivery and performance of this First Amendment or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will conflict with (i) the certificate or articles of incorporation or the applicable constituent documents or bylaws of the Borrower or its Subsidiaries, (ii) to Borrower's knowledge, any provision or law, statute, rule or regulation applicable to the Borrower or its Subsidiaries or (iii) any indenture, agreement or other instrument to which the Borrower, the Subsidiaries or any of their properties are subject; and

         (e) no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person not previously obtained is required for (i) the execution, delivery or performance by the Borrower of this First Amendment or (ii) the acknowledgement by each Guarantor of this First Amendment.

         Section 3. CONDITIONS TO EFFECTIVENESS. This First Amendment shall be effective upon satisfaction or completion of the following:

         (a) the Administrative Agent shall have received counterparts of this First Amendment executed by the Required Lenders;

         (b) the Administrative Agent shall have received counterparts of this First Amendment executed by the Borrower and acknowledged by each Guarantor;

         (c) the Administrative Agent shall have received a certified resolution of the Board of Directors of the Borrower authorizing the execution, delivery and performance of this First Amendment; and

         (d) the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall require.

         Section 4. REFERENCE TO THE CREDIT AGREEMENT.

         (a) Upon the effectiveness of this First Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended hereby.

         (b) The Credit Agreement, as amended by the amendments referred to above, shall remain in full force and effect and is hereby ratified and confirmed.

         Section 5. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this First Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).

         Section 6. GUARANTOR'S ACKNOWLEDGMENT. By signing below, each Guarantor
(a) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this First Amendment, (b) acknowledges and agrees that its obligations in respect of its Guaranty Agreement (i) are not released, diminished, waived, modified, impaired or affected in any manner by this First Amendment or any of the provisions contemplated herein, (c) ratifies and confirms its obligations under its Guaranty Agreement, and (d) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Guaranty Agreement.

         Section 7. EXECUTION IN COUNTERPARTS. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this First Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

         Section 8. GOVERNING LAW; BINDING EFFECT. This First Amendment shall be shall be construed in accordance with and governed by the law of the State of Texas; provided, that the Administrative Agent, the Agent, and each Lender shall retain all rights arising under federal law, and shall be binding upon the parties hereto and their respective successors and assigns.

         Section 9. HEADINGS. Section headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose.

         Section 10. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS FIRST AMENDMENT, AND THE OTHER CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                   REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

         IN WITNESS WHEREOF, this First Amendment is executed as of the date first set forth above.

                          ACE CASH EXPRESS, INC., as Borrower

                          By: /s/ MIKE BRISKEY
                              -----------------------
                              Name:  Mike Briskey
                              Title: VP Finance & Interim CFO

                          WELLS FARGO BANK TEXAS, NATIONAL
                          ASSOCIATION, as Administrative Agent, Issuing Bank, and as a Lender

                          By: /s/ CHRISTINA M. ROCHE
                              ------------------------------------------------
                              Name:  Christina M. Roche
                              Title: Assistant Vice President

                          JPMORGAN CHASE BANK, as Agent and as a Lender

                          By: /s/ D. SCOTT HARVEY
                              ---------------------------------
                              Name: D. Scott Harvey
                              Title:  Senior Vice President

                          BANK OF AMERICA STRATEGIC
                          SOLUTIONS, INC., as a Lender

                          By: /s/ PATRICK HONEY
                              ----------------------------------
                              Name: Patrick Honey
                              Title: Vice President

                          US  BANK NATIONAL ASSOCIATION, as a Lender

                          By: /s/ JOSEPH L. SOOTER, JR.
                              ----------------------------------
                              Name:  Joseph L. Sooter, Jr.
                              Title: Vice President

                          FIRST AMERICAN BANK, SSB, as a Lender

                          By: /s/ CYNDI GILES
                              ----------------------------------
                              Name: Cyndi Giles
                              Title: Vice President

                          SOUTHWEST BANK OF TEXAS, N.A., as a Lender

                          By: /s/ MELINDA N. JACKSON
                              ----------------------------------
                              Name:  Melinda N. Jackson
                              Title: Senior Vice President

                          TEXAS CAPITAL BANK, NATIONAL ASSOCIATION, as a Lender

                          By: __________________________________
                              Name:
                              Title:

                          NATIONAL CITY BANK, as a Lender

                          By: __________________________________
                              Name:
                              Title:

                          WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender

                          By: __________________________
                              Name:
                              Title:

ACKNOWLEDGED AND AGREED:

CHECK EXPRESS, INC.
Q. C. & G. FINANCIAL, INC.
PUBLIC CURRENCY, INC.
CHECK EXPRESS FLORIDA, INC.
CHECK EXPRESS FINANCE, INC.
CHECK-X-CHANGE CORPORATION
CHECK EXPRESS SOUTH CAROLINA, INC.
CHECK EXPRESS USA, INC.

By: /s/ MIKE BRISKEY
    ---------------------------------------
Name:  Mike Briskey
Title: Vice President